                                        RULES

                                          OF

                                  EPIC VACATION CLUB

                                ADOPTED DECEMBER, 1998

     These Rules have been established for the benefit of all EPIC VACATION CLUB ("Club") Memberships, under the Vacation Ownership Plan ("Plan") as described and established in the Governing Documents.

                                       CONTENTS


RULE      TITLE                                                                  PAGE
1:   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.1  Basic Membership . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.2  Bonus Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.3  Home Resort. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.4  Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.5  Membership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.6  Point. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.7  Point Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.8  Resort . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     1.9  Unit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

2:   POINT USE RESERVATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.1  Booking Order. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.2  How. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.3  Advance Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.4  Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.5  Confirmation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.6  Cancellations/Changes. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.7  Minimum Stays. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.8  Maintenance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.9  Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.10 Carry-over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.11 Delinquency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

3:   BONUS USE RESERVATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     3.1  Reservations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     3.2  Advance Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     3.3  Maximum Stay . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     3.4  Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     3.5  "Weekends" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     3.6  Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     3.7  Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6


4:   CHECK-IN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

5:   CARE OF UNITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.1  Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.2  Modifications. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.3  Maid Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.4  Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.5  Entry. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.6  Number of Persons. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.7  Signs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     5.8  Minors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

6:   CONDUCT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.1  Animals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.2  Barbecuing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.3  Clothes Drying . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.4  Children . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.5  Controlled Substances. . . . . . . . . . . . . . . . . . . . . . . . . . .7
     6.6  Personal Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

7:   GUESTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

8:   VIOLATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     8.1  Generally. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     8.2  Failure to Vacate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     8.3  Conflicts/Priority . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

9:   AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

EXHIBIT
     1.5  SEASONS
     2    POINT VALUES

1:   DEFINITIONS.  The terms used in these Rules shall have the same meanings as set forth in the Declaration, unless the context otherwise requires. For convenience, some of the Definitions from the Declaration are repeated here:

     1.1 BASIC MEMBERSHIP; 5,000 Points, the minimum required to be held to constitute a Membership.

     1.2 BONUS USE; a specific time period of consecutive days during which a Member has exclusive use rights in a Unit under a Reservation made according to these Rules in addition to such Member's Point Use and for which the specified fee is paid to the Club. The fee must bear a reasonable relationship to the actual cost of the use. Bonus Use is time made available because of no prior Reservation for Point Use.

     1.3 HOME RESORT. The Resort so designated on an Owner's Vacation Owner Agreement, in which the Owners so designated have a 60-day priority Reservation right for Point Use.

     1.4 MEMBER; a Member of the Club, further described in Declaration Section 4.2; also known as "OWNER".

     1.5 MEMBERSHIP; the relationship of a Member to the Club; the bundle of rights, duties, and benefits of a Member, as further described in Declaration
Section 4.3; also known as "VACATION OWNERSHIP INTEREST."

     1.6 POINT; the essential element and measure of a Membership, further described in the Declaration Section 4.4.

     1.7 POINT USE; a specific time period of consecutive days during which a Member has exclusive use rights in a Unit under a Reservation made according to the Rules and for which Points are surrendered.

     1.8 RESORT; collectively, the Property and all Common Area and other separately owned or rented dwelling units governed or administered under a common plan, pursuant to the Master Declaration, if applicable, including all Improvements constructed thereon or therein, and the Units, and the recreational facilities and Common Area appurtenant thereto. The term "Resort" may also refer to any and all Resorts that are dedicated to the Vacation Plan if the context so allows or requires.

     1.9 UNIT; the portion of the Property to which a Member receives exclusive use rights when a Reservation is made under the Rules, which Unit may consist of a single family home, condominium unit, a dwelling on a lot in a planned development, an apartment, a hotel room or suite, a mobilehome, a house boat, a motor home, a park trailer, a recreational vehicle, a cabin, and/or any similar facility including human living quarters.

2:   POINT USE RESERVATIONS.  You have the right to occupy the Club Units on a space available basis and to the extent allowed by the annual use of Points which you have purchased. Point Use value for each Unit for each week of the year will be determined by the Club Board and published to the Owners as part of the Rules. See Exhibit 2, "Point Values."

     2.1 BOOKING ORDER. Reservations will be honored on a first-received, first-confirmed, space available basis. The Club may implement a Reservation waiting list or establish another system to prioritize Members' reservation requests in high-demand vacation time to ensure fair and equitable access by all Members. Reservation of a specific time is dependent on space availability.
The Club cannot guarantee that a particular reservation request can be fulfilled.

     2.2 HOW. Reservations may be made by telephone, telegraph, e-mail, fax or mail, but it is recommended that the telephone be used, as the Club will not be responsible for lost papers or timeliness of bookings.

     2.3 ADVANCE NOTICE. A Reservation may be made no earlier than (a) 14 months at your Home Resort, (b) 12 months at any Resort other than your Home Resort, and (c) in any case no later than 24 hours before the first day of occupancy. However, a Reservation made later than 14 days before occupancy will be competing with possible Bonus Use Reservations. Certain Minimum Stay periods apply. See Rule 2.7 below.

     2.4 NUMBER. You may hold only one Point Use Reservation at one time for each equivalent of a Basic Membership owned. "Weekend" and "Holiday" Reservations are limited to one Reservation per Use Year for each equivalent of a Basic Membership owned. "Weekend" means any period which includes a Friday or Saturday night. A Holiday is New Year's Day, Presidents' Day, Easter, Memorial Day, July 4th , Labor Day, Veterans' Day, Thanksgiving, and Christmas.

     2.5 CONFIRMATION. Your Reservation request must be confirmed by the Club in writing or by facsimile or telegram and a Reservation number assigned before it is valid. If you do not promptly receive a Reservation confirmation, telephone the Reservation department of the Club. You must present such written confirmation or, if unavailable, the confirmation number, at check-in at the applicable Resort.

     2.6 CANCELLATIONS/CHANGES. It is recommended that all changes or cancellations be made by telephone. The Club will not be responsible for lost papers or timeliness of cancellations when done by letter or fax. Any change or cancellation more than 24 hours after a Reservation is made will require a $29.00 change fee. Points for which a Reservation is cancelled within 30 days of intended use can only be used for Reservations of 30 days or less and cannot be carried-over.

     2.7 MINIMUM STAYS. Point Use Reservations must be for 3 or 4 consecutive nights; for any number of full weeks, or for any number of full weeks plus 3 or 4 consecutive nights, subject to the following, based on how far in advance a Reservation is made:

                                          Minimum
                   Advance Notice        Night Stay
                   --------------        ----------
                14 Months to 61 Days         7

                 60 Days to 31 Days          3

                 30 Days to 24 Hours         1

     2.8 MAINTENANCE. The Club shall reserve up to 7 nights and days, not necessarily consecutively, during each calendar year as a maintenance period for each Unit, when the Club shall maintain, refurbish, and repair the Unit as necessary. No Reservations for a Unit shall be accepted during its maintenance period.

     2.9 BORROWING. You may borrow for use in your current Use Year all or part of your Points from your next following Use Year upon the following conditions:

          2.9.1 ASSESSMENT. You have paid the Club annual assessment for the following year, unless Points are being borrowed only to partially complete the last night of a Reservation period;

          2.9.2 60 DAYS. The last night of a Reservation using borrowed Points must be within 60 days of the date the Reservation is being made;

          2.9.3     CARRY-OVER POINTS cannot be borrowed;

          2.9.4 LIMITS PER USE YEAR. Borrowing may occur multiple times; but only when making a Reservation and only to the extent necessary to complete the Reservation; and in total not in excess of Points that will be allocated directly to the following Use Year;

          2.9.5 CANCELLATION of a Reservation using borrowed Points will return the borrowed Points to the allocation for the following Use Year, and make them subject to the last sentence of Rule 2.6, if applicable.

     2.10 CARRY-OVER. Points which are unused may carry-over for use in the following Use Year upon the following conditions:

          2.10.1 WRITTEN REQUEST is received by the Club more than 4 months before the end of the current Use Year;

          2.10.2    ASSESSMENTS and charges owed to Club are current;

          2.10.3 IRREVOCABLE. Points designated for carry-over cannot be used in the current Use Year and the carry-over designation cannot be revoked;

          2.10.4    ONLY ONE carry-over designation is allowed per Use Year;

          2.10.5 EXPIRATION. Carry-over Points expire at the end of the year to which they are carried over; and

          2.10.6 PRIORITY. Reservations will be charged first against current Points then against carry-over Points.

     2.11 DELINQUENCY. No Reservation request will be confirmed if you are delinquent in the payment of any amount owed to the Club or owed under your Owner Agreement for purchase of your Membership.

3:   BONUS USE RESERVATIONS.  Only perpetual Members have the right to occupy
Club Units through Bonus Use, subject to the following. Guests cannot occupy a Unit during Bonus Use without a Member present. Term Members are not entitled to Bonus Use.

     3.1 RESERVATIONS. Point Use Reservations Rules 2.1, 2.2, 2.8 and 2.11 apply.

     3.2 ADVANCE NOTICE. Reservations for Bonus Use may be made no earlier than 14 days before the first day of occupancy.

     3.3 MAXIMUM STAY. Bonus Use may be reserved for 1 night and no more than 4 consecutive nights per stay, but may be joined with Point Use Reservations to extend the Bonus Use or the Point Use period of stay. Even if Point Use and Bonus Use Reservations are joined, each is still subject to its own specific Reservation rules.

     3.4  NUMBER.  You may hold only one Bonus Use Reservation at one time.

     3.5 "WEEKENDS." You may use only one Bonus Use Reservation which includes a Friday, Saturday or holiday night every 90 days. There is no restriction on the number of weekday night Bonus Uses.

     3.6  FEE.  The fee for Bonus Use shall be established by the Board.

     3.7 CANCELLATION. If you cancel a Bonus Use Reservation less than 2 days prior to check-in you will still be charged the Bonus Use daily fee for the day(s) reserved to the extent they cannot be charged to another Member.

4:   CHECK-IN.  Check-In shall be 4 p.m. or later and Check-Out shall be 11:00
a.m. or earlier. Check-In for any Reservation of one week or more must be on Friday, Saturday or Sunday.

5:   CARE OF UNITS.  When you or your guests occupy a Unit, you, the Owner, are responsible for any damage to or loss of furnishings during such occupancy, other than normal wear and tear.

     5.1 CHARGES. Any unpaid charges for service, damage or loss will be added to your bill at Check-Out or will be billed directly to you. Nonpayment of such charges will be cause for suspension of occupancy privileges until paid.

     5.2 MODIFICATIONS. No structural changes, reorganization or removal of furniture, wall hangings, or floor coverings or redecorating of any type within the Units or other areas of the Property are permitted.

     5.3 MAID SERVICE. Members who own at least the equivalent of two Basic Memberships may be subject to additional maid service charges for more than one Point Use occupancy per Use Year. Members who own less than the equivalent of two Basic Memberships may be subject to additional maid charges for more than one Point Use occupancy every two Use Years. Additional maid services are available for an additional charge, which shall be payable upon departure.

     5.4 INVENTORY. At Check-In you may be given an inventory list for approval. You should report any missing items, damage or deterioration of your assigned Unit or its Common Furnishings to the Manager as soon as possible after checking in. During the four-hour maintenance period after each Member's period of occupancy, a complete inventory of the furnishings and equipment allocated to each Unit will be conducted. Any items which are missing or damaged following your or your guest's departure will be charged to you.

     5.5 ENTRY. The Manager has a pass key to all Units. In case of emergency, the Manager or the Manager's employee may enter your Unit, and shall notify you, as soon as reasonably possible, of the reason for such entry.

     5.6 NUMBER OF PERSONS. Rollaway beds and cribs may be available for a nominal charge. Check with the Resort office for specific details. You must observe the published occupancy limit for each Resort and Unit. Occupancy limits are typically set by local fire ordinances and will be strictly enforced.

     5.7 SIGNS. No sign, advertisement, notice or other lettering shall be exhibited, displayed, inscribed, painted or affixed to or on any part of the Property without written permission from the Club.

     5.8 MINORS. No one under age eighteen (18) may occupy a Unit unless accompanied by a person, twenty-one (21) or older.

6:   CONDUCT.  The Club may establish and post specific rules governing potentially loud or disturbing activities such as musical instruments, sound equipment, or late-evening entertainment.

     6.1  ANIMALS.  No animals may be brought onto the Property.

     6.2  BARBECUING.  Barbecuing is allowed only in designated areas.

     6.3 CLOTHES DRYING. Towels, bathing suits and other items may not be left on patios or railings so as to be visible from other Units or the Common Area.

     6.4  CHILDREN.  Members are responsible for the conduct of their children.

     6.5 CONTROLLED SUBSTANCES. Illegal drugs cannot be brought to the Property, and doing so will result in suspension or termination of your Membership. Prescription drugs should be brought only in quantities required while at the Resort.

     6.6 PERSONAL PROPERTY. Neither the Manager nor the Club are responsible for any belongings left by you or your guests. You and your guests are responsible for removing all nonClub personal property from the Unit prior to Check-Out. Except in areas which may be designated for such purpose by the Manager (for example, storage lockers), neither you nor your guest may keep personal property at the Resort other than in your assigned Unit during your Point Use or Bonus Use.

7:   GUESTS.  During your reserved period you may allow others to use your
Unit, subject to these Rules. The Manager will not give access to any Unit without written permission from the Member in whose name there is a confirmed Reservation. If you intend for a guest to use your reserved period you must inform the Club in writing prior to the first day of the reserved period. Please indicate name(s) and address(es) of the guest(s). Guests will be required to show proof of identification and sign a registration card at Check-In.

     CHARGING GUESTS. You may charge guests for using your Point Use Reservations, at your discretion.

8:   VIOLATIONS.

     8.1 GENERALLY. Your failure to abide by these Rules or the terms and conditions of the Plan could result in temporary or permanent suspension of your rights and privileges as an Owner.

     8.2 FAILURE TO VACATE. If you or your guests fail to vacate a Unit by Check-Out of the last day of your reserved period of occupancy, you will be subject to the repayment of all costs incurred by the Club and other Members, and other consequences, as described in the Declaration.

     8.3 CONFLICTS/PRIORITY. If there is a conflict between the Declaration or Bylaws, and the Rules, the Declaration, the Bylaws and then the Rules shall control, in that order.

9:   AMENDMENTS.  The Club Board may amend these Rules from time to time in accordance with the Plan, except Rules specifying the following can only be changed by approval of the Members: (1) the advance notice required for making or canceling Reservations, or (2) the number of Reservations for Point Use which can be held at one time, or (3) the designations of Seasons.

                                    EXHIBIT 1.5

                                      SEASONS*


 RESORT           SEASON                 DATES
 ------           ------   ----------------------------------
                           1999   2000    2001   2002    2003
 Daytona Beach

 Hilton Head

 Las Vegas

 London Bridge

 Palm Springs

 Scottsdale




------------------

*    Exchange companies may designate different Season periods.

                                     EXHIBIT 1.5

                                     EXHIBIT 2

                                    POINT VALUES

                                    UNIT TYPE         POINTS
 RESORT              SEASON        (BEDROOMS)        PER WEEK
 ------              ------        ----------        --------
 Daytona Beach

 Hilton Head

 Las Vegas

 London Bridge

 Palm Springs

 Scottsdale





                                     EXHIBIT 2